SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)..........April 30, 2000




                          STONE & WEBSTER, INCORPORATED
             (Exact name of registrant as specified in its charter)


         Delaware                       1-1228                  13-5416910
(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
   of incorporation)

            245 Summer Street, Boston, MA                    02210
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (617) 589-5111

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Item 5.    Other Events.

     The text of registrant's press release dated April 30, 2000, as corrected May 1, 2000, relating to the preliminary report of first quarter results and other corporate developments is included in Exhibit 99 to this Form 8-K and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     (99) Text  of   registrant's   press  release  dated  April  30,  2000,  as
          corrected May 1, 2000






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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              STONE & WEBSTER, INCORPORATED




                              By:  /S/ THOMAS L. LANGFORD
                                   ---------------------------------------------
                                   Thomas L. Langford
                                   Executive Vice President
                                   and Chief Financial Officer

Date:  May 1, 2000







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